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                                                                  CONFORMED COPY
                                                                    EXHIBIT 23.1



                         CONSENT OF ARTHUR ANDERSEN LLP



As independent public accountants, we hereby consent to the incorporation of our report included in the previously filed 1996 Form 10-K of Synetic, Inc. and
Subsidiaries, into this Form S-3 (File No. 333-     ).


                                         / S/ ARTHUR ANDERSEN LLP


New York, New York
December 20, 1996